UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08076

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. The Emerging Markets Telecommunications Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 to April 30, 2009

Item 1. Reports to Stockholders.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
APRIL 30, 2009
(unaudited)

ETF-SAR-0409

LETTER TO SHAREHOLDERS (UNAUDITED)

June 5, 2009

Dear Shareholder:

For the semiannual period ended April 30, 2009, The Emerging Markets Telecommunications Fund, Inc. ("the Fund") had a return of 2.53% based on the net asset value (NAV), versus returns of 17.38% for the Morgan Stanley Capital International Emerging Markets Index* and 6.91% for the Morgan Stanley Capital International Emerging Markets Telecommunications 10/40 Index.** Based on market price, the Fund had a return of 13.76% for the period. On December 1, 2008, one of the Fund's benchmarks changed from the Morgan Stanley Capital International Emerging Markets Telecommunications Services Index to the Morgan Stanley Capital International Emerging Markets Telecommunications 10/40 Index. This change was made to help manage risk in the portfolio as, in the new benchmark, no single stock can account for more than 10% of the Index—and all the stocks with weights of 5% or more cannot add up to more than 40% of the Index.

Market Review: Many continuing to ramp up investments in growth platforms

The semiannual period ending April 30, 2009, was a tough one for emerging markets telecommunications services—which underperformed the broader emerging markets sector.

Despite the very challenging macro-economic environment, operating metrics for the emerging markets telecommunications services sector remain relatively robust. Leading operators such as China Mobile (8.0% of the Fund as of 4/30/09) and America Movil (10.2% of the Fund as of 4/30/09) are continuing their strong revenue growth through the addition of millions of subscribers to their customer bases on a monthly basis.

We have identified the following trends within the telecommunications services sector of emerging markets:

•  In spite of the economic downturn in many economies, attractive rates of penetration for mobile, fixed voice and broadband telecommunication services have kept the secular growth opportunity alive. In fact, many operators are continuing to ramp up their investments in growth platforms by aggressively rolling out 3G and HSPA-based networks, to capture the existing growth momentum and position themselves for the next wave of wireless data growth. In our opinion, 4G or LTE, which should be able to deliver very high data speeds, could be deployed as early as 2011.

•  Some leading emerging market wireless operators have broadened their service portfolios to address the 'total communications' requirements of their existing and prospective client bases through the acquisition of Internet Service Providers (ISPs).

•  Scale, especially in-market, is becoming increasingly important as a method for distinguishing 'winners from losers.' As a consequence, consolidation will continue across markets and in-market.

•  Traditional legacy services continue to be eroded by the transformation to IP-based services such as fixed broadband and VOIP services.

•  Value added services (VAS), such as money transfer, that utilize mobile networks are continuing to gain ground.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

•  Competition grows rapidly, driven by technological change and regulation.

•  Cost reduction remains critical for sustainable returns as adverse macro-economic pressures have resulted in lower growth in some markets. Additionally, there is increasing evidence of innovative business practices such as tower sharing and outsourcing.

Strategic Review: An industry experiencing restructuring

For the semiannual period ended April 30, 2009, the Fund underperformed the Morgan Stanley Capital International Emerging Markets Index. The Fund's overweight positions making a positive net contribution to performance included some of the leading global wireless companies: America Movil (10.2% of the Fund as of April 30, 2009), MTN (11.1% of the Fund as of April 30, 2009), and Vimpelcom (3.4% of the Fund as of April 30, 2009). Additionally, leading Indian and Egyptian wireless companies and holdings in a few incumbent operators also made positive contributions to the Fund's performance (the latter are undergoing restructuring to enhance value).

Relative outperformance was also generated from the Fund's underweight positions in a number of stocks, notably the incumbent fixed line operator in Mexico and selected central Eastern European incumbents (as these companies are in markets particularly challenged by the weakness of their respective economies combined with fierce regulatory and competitive pressures).

The Fund's overweight position in China Mobile (8.0% of the Fund as of April 30, 2009) detracted from performance—possibly due to increased investor uncertainty as the Chinese telecommunications sector has recently undergone restructuring. Additionally, some of the Fund's underweight positions detracted from performance. Specifically, the lack of exposure to certain Russian fixed line operators (as the market speculates on the possible consolidation of these highly-rated companies in any possible restructuring of the Russian telecoms sector) hurt its performance.

Private placements: A very slow investment pace

As discussed in previous reports, most of the Fund's private placement holdings are technology-oriented venture capital funds. The most recent six-month period saw significant volatility in the equity markets as well as a decrease in the overall portfolio valuation. The write-downs of these investments generally reflected the managers' judgment with respect to any impairment of value. These write-downs were partially offset by the price appreciation of some public companies held by the venture capital funds.

Distributions in this period increased slightly over the previous six months, from $327,160 to $412,607. We do not expect to see noticeable growth in distributions given the current state of the markets—especially as it relates to merger and acquisition activity. Additionally, in the current period, the main contributors to the distributions were TCV IV and BPA Israel Ventures. The investment pace of the venture capital funds declined, with the portfolio funding only $32,100 in capital calls during the period (versus $329,900 in the previous six months).

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Outlook: Increasing exposure to diversified telecoms

From an industry perspective, the Fund continues to remain overweight wireless telecommunication services and underweight incumbent or diversified telecommunication services. However, during the period the proportion of the Fund held in wireless telecommunication companies has decreased, while the Fund's exposure to diversified telecoms companies has increased. This partly reflects the change in the Fund's benchmark, from the MSCI Emerging Markets Telecommunications Services Index to the MSCI Emerging Markets Telecommunications 10/40 Index, which occurred in December 2008. Additionally, the Fund has modest exposure to alternative or non-incumbent carriers such as cable TV companies. From a geographical, or market, perspective, the Fund remains significantly exposed to China, South Africa and Mexico, reflecting holdings in the leading global wireless companies: China Mobile, MTN and America Movil. Through its holdings, the Fund also has significant exposure to the Brazilian and Russian mobile markets. Additionally, the Fund continues to be exposed to Private Placements, or Venture Capital investments, that comprise less than 10% of the Fund. Currently, the cash position in the Fund is less than 5%.

Stephen Parr	George Hornig

Chief Investment Officer ***	Chief Executive Officer and President ****

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in a broader mix of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The Morgan Stanley Capital International Emerging Markets Telecommunications 10/40 Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in the telecommunications services sector and is compliant with the 10% and 40% concentration constraints on funds subject to the UCITS III Directive. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The performance return stated includes combined performance of the Morgan Stanley Capital International Emerging Markets Index from November 1, 2008 to November 30, 2008, and the Morgan Stanley Capital International Emerging Markets Telecommunications 10/40 Index from December 1, 2008 to April 30, 2009.

*** Stephen Parr, who is a Director of Credit Suisse Asset Management Limited, is the Fund's Chief Investment Officer. Prior to joining Credit Suisse, Mr. Parr spent fourteen years working in the telecommunications industry, having worked for Case Communications, Nortel Networks, Ernst & Young Management Consultancy Services and most recently, Energis, where he was Head of Strategy Development. Mr. Parr earned a PhD in Human Geography from the University of Keele, an MBA from Warwick Business School, and a BA degree in Geography from the University of Manchester.

**** George Hornig is a Managing Director of Credit Suisse. He is the Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas. Mr. Hornig has been associated with Credit Suisse since 1999.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY
APRIL 30, 2009 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

SUMMARY OF SECURITIES BY COUNTRY/REGION

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	MTN Group Ltd.	Wireless Telecommunication Services	South Africa	11.1
2.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	10.2
3.	China Mobile Ltd.	Wireless Telecommunication Services	China	8.0
4.	Mobile Telesystems OJSC	Wireless Telecommunication Services	Russia	4.5
5.	Chunghwa Telecom Co., Ltd.	Diversified Telecommunication Services	Taiwan	3.7
6.	PT Telekomunikasi Indonesia	Diversified Telecommunication Services	Indonesia	3.6
7.	China Telecom Corp. Ltd.	Diversified Telecommunication Services	China	3.6
8.	China Unicom Ltd.	Wireless Telecommunication Services	China	3.6
9.	Vimpel-Communications	Wireless Telecommunication Services	Russia	3.4
10.	SK Telecom Co., Ltd.	Wireless Telecommunication Services	South Korea	3.0

AVERAGE ANNUAL RETURNS

APRIL 30, 2009 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(40.67%)	0.45%	11.77%	4.86%
Market Value	(38.02%)	1.68%	12.85%	5.73%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross expense ratio is 1.59%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.51%.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS
APRIL 30, 2009 (UNAUDITED)

Description	No. of Shares		Value
EQUITY OR EQUITY-LINKED SECURITIES-99.18%
EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-98.45%
ASIA-0.68%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.68%
TVG Asian Communications Fund II, L.P.#†‡ (Cost $1,092,526)	3,622,118	*	$847,268
BRAZIL-9.38%
DIVERSIFIED TELECOMMUNICATION SERVICES-5.45%
Brasil Telecom Participações S.A.	42,959		1,247,858
Brasil Telecom Participações S.A., PN	110,750		865,023
Brasil Telecom S.A., PN	81,637		509,279
Tele Norte Leste Participações S.A.	41,864		797,382
Tele Norte Leste Participações S.A., ADR	97,037		1,508,925
Tele Norte Leste Participações S.A., PN	71,477		1,124,465
Telemar Norte Leste S.A., PNA	31,191		785,653
			6,838,585
MEDIA-1.01%
NET Servicos de Comunicacao S.A., ADR	155,927		1,269,246
WIRELESS TELECOMMUNICATION SERVICES-2.92%
Tim Participações S.A.	908,455		1,537,234
Tim Participações S.A., Rights (strike price 3 BRL, expiring 05/04/09)†	1,790		380
Vivo Participações S.A., ADR	132,762		2,118,881
			3,656,495
TOTAL BRAZIL (Cost $12,253,178)			11,764,326

Description	No. of Shares	Value
CHILE-1.15%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.15%
Empresa Nacional de Telecomunicaciones S.A. (Cost $1,339,857)	123,132	$1,445,236
CHINA-16.53%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.96%
China Communications Services Corp. Ltd.	2,860,173	1,675,410
China Telecom Corp. Ltd.	9,238,207	4,547,607
		6,223,017
WIRELESS TELECOMMUNICATION SERVICES-11.57%
China Mobile Ltd.	1,037,172	8,996,028
China Mobile Ltd., ADR	23,920	1,032,387
China Unicom Ltd.	3,829,273	4,472,644
		14,501,059
TOTAL CHINA (Cost $29,210,078)		20,724,076
CZECH REPUBLIC-1.24%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.24%
Telefonica 02 Czech Republic AS (Cost $1,578,162)	73,055	1,554,547
EGYPT-2.03%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.50%
Telecom Egypt SAE	225,185	631,907
WIRELESS TELECOMMUNICATION SERVICES-1.53%
Orascom Telecom Holding SAE	338,846	1,918,087
TOTAL EGYPT (Cost $4,640,314)		2,549,994
INDIA-0.94%
WIRELESS TELECOMMUNICATION SERVICES-0.94%
Bharti Airtel Ltd.† (Cost $1,362,009)	77,997	1,183,346

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

Description	No. of Shares		Value
INDONESIA-4.24%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.24%
PT Indosat Tbk	1,402,356		$735,035
PT Telekomunikasi Indonesia	6,299,954		4,577,449
			5,312,484
TOTAL INDONESIA (Cost $5,493,983)			5,312,484
ISRAEL-6.35%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.65%
Bezeq Israeli Telecommunication Corp. Ltd.	1,311,772		2,072,198
TECHNOLOGY-0.55%
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡	2,001,470	*	685,904
VENTURE CAPITAL-2.87%
BPA Israel Ventures LLC#†‡	1,674,587	*	700,826
Concord Ventures Fund II, L.P.†‡	4,000,000	*	975,688
Giza GE Venture Fund III L.P.†‡	2,750,000	*	738,705
K.T. Concord Venture Fund L.P.†‡	2,000,000	*	218,910
Neurone Ventures II, L.P.#†‡	686,184	*	181,714
Walden-Israel Ventures III, L.P.#†‡	1,249,188	*	780,929
			3,596,772
WIRELESS TELECOMMUNICATION SERVICES-1.28%
Cellcom Israel Ltd.	73,556		1,602,786
TOTAL ISRAEL (Cost $14,144,561)			7,957,660
LATIN AMERICA-0.28%
VENTURE CAPITAL-0.28%
JPMorgan Latin America Capital Partners L.P.#†‡ (Cost $597,379)	2,216,887	*	350,867

Description	No. of Shares	Value
MALAYSIA-0.58%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.58%
Telekom Malaysia Bhd (Cost $701,345)	678,361	$726,278
MEXICO-11.98%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.77%
Telefonos de Mexico S.A.B. de C.V., Series L, ADR	138,791	2,220,656
WIRELESS TELECOMMUNICATION SERVICES-10.21%
América Móvil S.A.B. de C.V., Series L, ADR	389,498	12,795,009
TOTAL MEXICO (Cost $8,895,702)		15,015,665
PHILIPPINES-1.42%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.42%
Philippine Long Distance Telephone Co. (Cost $1,443,714)	39,086	1,773,641
POLAND-1.99%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.99%
Telekomunikacja Polska S.A. (Cost $4,429,239)	473,012	2,492,552
RUSSIA-9.35%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.45%
Comstar United Telesystems OJSC, GDR	414,210	1,822,524
WIRELESS TELECOMMUNICATION SERVICES-7.90%
Mobile Telesystems OJSC, ADR	168,907	5,597,578
Vimpel-Communications, ADR	456,759	4,302,670
		9,900,248
TOTAL RUSSIA (Cost $14,968,602)		11,722,772

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

Description	No. of Shares	Value
SOUTH AFRICA-13.83%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.69%
Telkom South Africa Ltd.	267,605	$3,368,285
WIRELESS TELECOMMUNICATION SERVICES-11.14%
MTN Group Ltd.	1,076,791	13,965,750
TOTAL SOUTH AFRICA (Cost $14,829,111)		17,334,035
SOUTH KOREA-6.28%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.38%
KT Corp.	102,496	2,980,279
WIRELESS TELECOMMUNICATION SERVICES-3.90%
KT Freetel Co., Ltd.	53,080	1,096,506
SK Telecom Co., Ltd.	26,658	3,800,272
		4,896,778
TOTAL SOUTH KOREA (Cost $9,317,411)		7,877,057
TAIWAN-5.13%
DIVERSIFIED TELECOMMUNICATION SERVICES-3.70%
Chunghwa Telecom Co., Ltd.	2,434,149	4,636,578
WIRELESS TELECOMMUNICATION SERVICES-1.43%
Taiwan Mobile Co., Ltd.	1,138,340	1,797,536
TOTAL TAIWAN (Cost $7,588,261)		6,434,114
THAILAND-1.42%
WIRELESS TELECOMMUNICATION SERVICES-1.42%
Advanced Info Service Public Co., Ltd. (Cost $2,484,013)	796,765	1,785,404
TURKEY-2.18%
WIRELESS TELECOMMUNICATION SERVICES-2.18%
Turkcell Iletisim Hizmet AS (Cost $3,663,338)	531,287	2,726,942

Description	No. of Shares		Value
GLOBAL-1.47%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.65%
Telesoft Partners L.P.†‡	1,250,000	*	$0
Telesoft Partners II QP, L.P.#†‡	2,160,000	*	816,609
			816,609
VENTURE CAPITAL-0.82%
Emerging Markets Ventures I, L.P.#†‡	7,248,829	*	1,028,464
TOTAL GLOBAL (Cost $3,994,762)			1,845,073
TOTAL EMERGING COUNTRIES (Cost $144,027,545)			123,423,337
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-0.73%
UNITED STATES-0.73%
INTERNET SOFTWARE & SERVICES-0.73%
NetFlix, Inc.†	3,523		159,627
Technology Crossover Ventures IV, L.P.#†‡	1,937,800	*	749,938
TOTAL UNITED STATES (Cost $616,035)			909,565
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFASTRUCTURE-0.00%
ARGENTINA-0.00%
INVESTMENT & HOLDING COMPANIES-0.00%
Exxel Capital Partners V, L.P.†‡ (Cost $380,481)	1,897,761	*	0

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

Description	No. of Shares	Value
ISRAEL-0.00%
INVESTMENT & HOLDING COMPANIES-0.00%
The Renaissance Fund LDC†‡ (Cost $431,792)	160	$3,365
TOTAL OTHER ESSENTIAL SERVICES (Cost $812,273)		3,365
TOTAL EQUITY OR EQUITY-LINKED SECURITIES-99.18% (Cost $145,455,853)		124,336,267
	Principal Amount (000's)
SHORT-TERM INVESTMENT-0.68%
GRAND CAYMAN-0.68%
Wells Fargo, overnight deposit, 0.03%, 05/01/09 (Cost $851,000)	$851	851,000
TOTAL INVESTMENTS-99.86% (Cost $146,306,853)		125,187,267
CASH AND OTHER ASSETS, LESS LIABILITIES-0.14%		175,812
NET ASSETS-100.00%		$125,363,079

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H)

#  As of April 30, 2009, the aggregate amount of open commitments for the Fund is $2,929,014. (See Note H)

*  Represents contributed capital.

ADR  American Depositary Receipts.

GDR  Global Depositary Receipts.

PN  Preferred Shares.

PNA  Preferred Shares, Class A.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

ASSETS
Investments, at value (Cost $146,306,853) (Notes B, E, G)	$125,187,267
Cash (including $157,493 of foreign currencies with a cost of $149,014)	158,277
Receivables:
Dividends	399,065
Prepaid expenses	2,263
Total Assets	125,746,872
LIABILITIES
Payables:
Investment advisory fee (Note C)	102,991
Directors' fees	35,411
Investments purchased	5,263
Other accrued expenses	240,128
Total Liabilites	383,793
NET ASSETS (applicable to 8,245,686 shares of common stock outstanding) (Note D)	$125,363,079
NET ASSETS CONSIST OF
Capital Stock, $0.001 par value; 8,245,686 shares issued and outstanding (100,000,000 shares authorized)	$8,246
Paid-in capital	157,816,118
Undistributed net investment income	316,949
Accumulated net realized loss on investments and foreign currency related transactions	(11,664,354)
Net unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(21,113,880)
Net Assets applicable to shares outstanding	$125,363,079
NET ASSET VALUE PER SHARE ($125,363,079 ÷ 8,245,686)	$15.20
MARKET PRICE PER SHARE	$14.01

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

INVESTMENT INCOME
Income (Note B) :
Dividends	$1,342,897
Interest	933
Less: Foreign taxes withheld	(120,975)
Total Investment Income	1,222,855
Expenses:
Investment advisory fees (Note C)	626,184
Custodian fees	107,037
Directors' fees	46,931
Legal fees	32,490
Accounting and administrative services fees (Note C)	28,673
Audit and tax fees	26,965
Printing fees (Note C)	26,295
Shareholder servicing fees	11,815
Insurance fees	3,613
Stock exchange listing fees	1,048
Miscellaneous fees	12,456
Total Expenses	923,507
Less: Fee waivers (Note C)	(46,715)
Net Expenses	876,792
Net Investment Income	346,063
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	7,801,601
Foreign currency related transactions	35,369
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(5,479,664)
Net realized and unrealized gain on investments and foreign currency related transactions	2,357,306
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$2,703,369

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2009 (unaudited)	For the Fiscal Year Ended October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$346,063	$3,602,350
Net realized gain on investments and foreign currency transactions	7,836,970	20,330,510
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(5,479,664)	(145,616,728)
Net increase/(decrease) in net assets resulting from operations	2,703,369	(121,683,868)
Dividends to shareholders:
Net investment income	(2,968,015)	(94,353)
Capital share transactions:
Cost of 0 and 306,439 shares purchased under the share repurchase program (Note I)	—	(6,459,493)
Issuance of 1,201 and 780 shares through the directors compensation plan (Note C)	17,667	17,683
Total capital share transactions	17,667	(6,441,810)
Total decrease in net assets	(246,979)	(128,220,031)
NET ASSETS
Beginning of period	125,610,058	253,830,089
End of period*	$125,363,079	$125,610,058

*  Including undistributed net investment income of $316,949 and $2,938,901, respectively.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended April 30, 2009		For the Fiscal Years Ended October 31,			For the Fiscal Year Ended October 31,	For the Eleven Months Ended October 31,
	(unaudited)		2008	2007	2006	2005	2004§§
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.24		$29.69	$17.67	$12.72	$9.95	$8.17
Net investment income/(loss)	0.04		0.43 †	0.01 †	0.01 †	0.02 †	0.01	†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.28		(14.98)	12.02 *	4.93	2.74	1.70
Net increase/(decrease) in net assets resulting from operations	0.32		(14.55)	12.03	4.94	2.76	1.71
Dividends and distributions to shareholders:
Net investment income	(0.36)		(0.01)	(0.02)	—	—	—
Net realized gains on investments and foreign currency related transactions	—		—	—	—	—	—
Total dividends and distributions to shareholders	(0.36)		(0.01)	(0.02)	—	—	—
Anti-dilutive impact due to capital shares tendered or repurchased	—		0.11	0.01	0.01	0.01	0.07
Net asset value, end of period	$15.20		$15.24	$29.69	$17.67	$12.72	$9.95
Market value, end of period	$14.01		$12.66	$28.08	$16.00	$10.91	$8.52
Total investment return (a)	13.76%		(54.89)%	75.68%	46.65%	28.05%	24.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$125,363		$125,610	$253,830	$152,045	$109,823	$86,351
Ratio of expenses to average net assets (b)	1.51	%(c)	1.37%	1.50%	1.62%	1.93%	1.81	%(c)
Ratio of expenses to average net assets, excluding taxes	1.51	%(c)	1.37%	1.50%	1.60%	1.92%	1.81	%(c)
Ratio of net investment income/(loss) to average net assets	0.59	%(c)	1.75%	0.03%	0.09%	0.15%	0.13	%(c)
Portfolio turnover rate	27.18%		34.07%	26.47%	39.79%	80.95%	71.57%

§  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

§§  On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

†  Based on average shares outstanding.

*  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.04 (Note C).

††  Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

†††  Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios shown are inclusive of Brazilian transaction, Indian capital gains and Chilean repatriation taxes, if any.

(c)  Annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS§

	For the Fiscal Years Ended November 30,				For the Six Months Ended November 30,		For the Fiscal Year Ended May 31,
	2003	2002		2001	2000		2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.30	$8.42		$10.35	$18.36		$12.13
Net investment income/(loss)	(0.10)†	(0.15	)†††	(0.12)††	(0.14	)†	(0.20)†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.97	(1.03)		(1.88)	(4.78)		6.14
Net increase/(decrease) in net assets resulting from operations	0.87	(1.18)		(2.00)	(4.92)		5.94
Dividends and distributions to shareholders:
Net investment income	—	—		—	—		—
Net realized gains on investments and foreign currency related transactions	—	—		—	(3.09)		—
Total dividends and distributions to shareholders	—	—		—	(3.09)		—
Anti-dilutive impact due to capital shares tendered or repurchased	—	0.06		0.07	—		0.29
Net asset value, end of period	$8.17	$7.30		$8.42	$10.35		$18.36
Market value, end of period	$6.85	$6.22		$6.88	$7.688		$13.508
Total investment return (a)	10.13%	(9.59)%		(10.50)%	(28.46)%		37.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$74,899	$66,937		$90,771	$131,325		$130,300
Ratio of expenses to average net assets (b)	1.77%	1.90%		1.76%	1.91	%(c)	2.24%
Ratio of expenses to average net assets, excluding taxes	1.77%	1.77%		1.74%	1.91	%(c)	2.04%
Ratio of net investment income/(loss) to average net assets	(1.33)%	(1.89)%		(1.18)%	(1.50	)%(c)	(1.15)%
Portfolio turnover rate	120.31%	94.89%		82.16%	51.72%		113.75%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2009 (UNAUDITED)

NOTE A. ORGANIZATION

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At April 30, 2009, the Fund held 6.44% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $16,479,919 and fair value of $8,079,187. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$44,528,203	$—
Level 2—Other Significant Observable Inputs	72,579,877	—
Level 3—Significant Unobservable Inputs	8,079,187	—
Total	$125,187,267	$—

*  Other financial instruments include futures, forwards and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments*
Balance as of 10/31/08	$9,290,520	$—
Accrued discounts/ premiums	—	—
Realized gain/loss and change in unrealized depreciation	(1,101,894)	—
Net purchases/sales	(109,439)	—
Net transfers in and/or out of Level 3	—	—
Balance as of 04/30/09	$8,079,187	$—
Net change in unrealized depreciation from investments still held as of 04/30/09	$(848,394)	$—

*  Other financial instruments include futures, forwards and swap contracts.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Services.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2009, the Fund did not incur such expense.

The Fund may be subject to a 16% Indian capital gains tax on gains derived from the sale of certain Indian investments. For the six months ended April 30, 2009, the Fund did not incur such expense.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended April 30, 2009, the Fund did not incur such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectability of such claims may be limited. At April 30, 2009, the Fund had no such agreements.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the six months ended April 30, 2009, Credit Suisse earned $626,184 for advisory services, of which Credit Suisse waived $46,715.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") an affiliate of Credit Suisse, is sub investment adviser to the Fund. Credit Suisse Ltd. U.K.'s sub-investment advisory fees is paid by Credit Suisse out of Credit Suisse's net investment advisory fee and is not paid by the Fund.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's U.S. administrator. For the period November 1, 2008 to April 30, 2009, BBH & Co. earned $28,673 for administrative and fund accounting services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2009, Merrill was paid $26,295 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. During the six months ended April 30, 2009, 1,201 shares were issued through the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,245,686 shares outstanding at April 30, 2009, Credit Suisse owned 14,333 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended April 30, 2009, purchases and sales of securities, other than short-term investments, were $32,608,103 and $31,211,630, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2009, and during the six months ended April 30, 2009, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At April 30, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $146,306,853, $14,447,028, $(35,566,614) and $(21,119,586), respectively.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 4/30/09	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	10/05/00 – 12/09/05	$1,160,483	$700,826	0.56	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,633,194	975,688	0.78	258,608	—
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,790,776	1,028,464	0.82	7,129,731	851,172
Exxel Capital Partners V, L.P.	05/11/98 – 12/03/98	380,481	0	0.00	205,185	—
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,738,836	738,705	0.59	724,175	—
JPMorgan Latin America Capital Partners L.P.	04/10/00 – 03/20/08	597,379	350,867	0.28	2,217,354	571,535
K.T. Concord Venture Fund L.P.	12/08/97 – 09/29/00	1,260,856	218,910	0.17	1,320,492	—

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

Security	Acquisition Date(s)	Cost	Fair Value At 4/30/09	Percent of Net Assets	Distributions Received	Open Commitments
Neurone Ventures II, L.P.	11/24/00 – 02/24/09	$193,007	$181,714	0.14	$297,649	$75,000
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,624,685	685,904	0.55	380,279	—
Technology Crossover Ventures IV, L.P.	03/08/00 – 03/30/09	612,003	749,938	0.60	1,708,032	62,200
Telesoft Partners L.P.	07/22/97 – 06/07/01	158,405	0	0.00	7,203,101	—
Telesoft Partners II QP, L.P.	07/14/00 – 06/12/08	1,045,581	816,609	0.65	1,109,561	240,000
The Renaissance Fund LDC	03/30/94 – 03/21/97	431,791	3,365	0.00	1,547,662	—
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	1,092,526	847,268	0.68	3,308,829	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 09/18/08	759,916	780,929	0.62	942,976	125,812
Total		$16,479,919	$8,079,187	6.44	$28,450,927	$2,929,014

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM/

SELF-TENDER POLICY

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In May 2007, the Fund's Board of Directors approved a reduction of the threshold that would trigger potential share repurchases from 15% to 12%. Also in May 2007, the Fund's Board approved that open market purchases can also be made within the discretion of management where the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2008, the Fund repurchased 306,439 of its shares for a total cost of $6,459,493 at a weighted discount of 12.36% from its net asset value. This completed the 10% repurchase program.

Self-Tender Policy: In April 2009, the Board authorized a tender offer to purchase 10% of the Fund's outstanding common shares at a price of 98% of the Fund's net asset value on the date the tender offer expires, provided the common shares of the Fund have traded at a volume-weighted average discount to net asset value of greater than 10% during a 90-day measurement period. It is anticipated that the measurement period will commence in August 2009, and that the tender offer would be conducted in December 2009. The final details of the tender offer, including the form of consideration for the shares (i.e., in cash or through in-kind securities) remain to be determined and will be described in materials that will be sent to shareholders upon commencement of the tender offer.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

NOTE K. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTE L. OTHER MATTERS

On December 31, 2008, Credit Suisse, the corporate parent of the Fund's investment adviser, announced it had signed an agreement to sell part of its Global Investors traditional asset management business to Aberdeen Asset Management ("Aberdeen"), an international investment management group, managing assets for both institutions and private individuals from offices around the world. Credit Suisse has stated that the transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen shareholders, and is expected to close in the second quarter of 2009.

Pending the closing of the transaction, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management Limited (U.K.) ("CSAM UK") are expected to continue to operate in the ordinary course of business as the investment adviser or sub-adviser of the Fund. If completed, acquisition of the Credit Suisse business by Aberdeen would constitute an "assignment" of the Fund's Advisory and Sub-Advisory Agreements with CSAM and CSAM UK and, by law, would automatically terminate those agreements.

The Fund's Board of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Fund, and the Fund's shareholders approved, a new investment advisory agreement with Aberdeen.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 8, 2009, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Walter Eberstadt	6,668,916	145,353
Steven N. Rappaport	6,629,010	185,259

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano, Martin M. Torino, continued as directors of the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On June 10, 2009, a Special Meeting of Shareholders of the Fund was held and the following matter was voted upon:

(1)  To approve a new advisory agreement with Aberdeen:

For	Against	Abstain
5,321,642	263,797	56,343

NOTICE OF PRIVACY AND INFORMATION PRACTICES (UNAUDITED)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

• Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

• Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

• We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

• We want our investors to be informed about additional products or services. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

• In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

NOTICE OF PRIVACY AND INFORMATION PRACTICES (UNAUDITED) (CONTINUED)

Confidentiality and security

• To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 13, 2009.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required annually to review and re-approve the terms of the Fund's investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K." or the "Sub-Adviser"). These agreements are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 19-20, 2008, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and Credit Suisse U.K. under the Advisory Agreements. The most recent investment adviser registration forms for Credit Suisse and Credit Suisse U.K. were provided to the Board, as were responses of Credit Suisse and Credit Suisse U.K. to a detailed series of requests submitted by the Independent Directors' independent legal counsel on their behalf. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of senior management and investment personnel of Credit Suisse and Credit Suisse U.K. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individual primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of Credit Suisse and Credit Suisse U.K., including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board also evaluated the ability of Credit Suisse and Credit Suisse U.K., based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.

Finally, the Board considered preliminary information from Credit Suisse's corporate parent about its search for a strategic partner for part of its asset management business. In reaching its determination to continue the Advisory Agreements, the Board relied upon Credit Suisse's undertaking and assurances to continue providing quality management, personnel and other resources necessary to continue providing advisory services of a nature, extent and quality at least comparable to those currently provided to the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and Credit Suisse U.K.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fund Performance and Expenses

The Board considered the performance results of the Fund in comparison to the Fund's benchmark index, the MSCI Emerging Markets Telecom Index. The Board noted that the Fund had underperformed its benchmark during several periods, including the most recent quarter and year-to-date period ended September 30, 2008.

The Board also considered information regarding the Fund's total expense ratio and its various components in comparison to expense information for a group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Expense Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Expense Universe for the Fund and provided the comparative data. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratios of the Fund's Peer Group and Expense Universe, both including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparisons supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed the contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed the contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to Credit Suisse U.K. for investment sub-advisory services. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the average weekly stock price or the Fund's average weekly net assets.

Additionally, the Board considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board noted that the Fund's Advisory Agreement Rate was lower than the median rate of its Peer Group. The Board also noted that the combined rate of investment advisory and administration fees for the Fund was comparable to the median rate of the Fund's Peer Group and lower than the median rate of the Fund's Expense Universe. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate and approved the advisory agreement for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Credit Suisse U.K., which is payable by Credit Suisse and not by the Fund, and concluded that it was not excessive.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and on revenues earned from other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates derived from providing these services to the Fund were not excessive.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also considered information about the nature and extent of services offered, and general information about the fees charged, by Credit Suisse U.K. to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were not excessive, given the nature and extent of services offered and comparison with rates charged to other clients.

Other Benefits to Credit Suisse and the Sub-Adviser

The Board also considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse U.K., as a result of their relationship with the Fund. In particular, the Board considered that Credit Suisse may gain certain reputational benefits from managing the Fund.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and Credit Suisse U.K. as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews and detailed fund performance reports.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board members unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  by calling 1-800-293-1232;

•  on the Fund's website, www.credit-suisse.com/us

•  on the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Emerging Markets Telecommunications Fund, Inc. c/o Computershare P.O. Box 43078 Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of Directors

James J. Cattano  Director

Walter Eberstadt  Director

Steven N. Rappaport  Director

Martin M. Torino  Director

George R. Hornig  Chief Executive Officer and President

Stephen Parr  Chief Investment Officer

J. Kevin Gao  Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio  Chief Compliance Officer

Michael A. Pignataro  Chief Financial Officer

Cecilia Chau  Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
One Cabot Square
London, E14 4QJ

ADMINISTRATOR & CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ETF-SAR-0409

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated April 7, 2009.

Item 11. Controls and Procedures.

(a)                                  As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 6, 2009

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 6, 2009